Principal Exchange-Traded Funds
Supplement dated June 17, 2016
to the Statutory Prospectus dated November 1, 2015
(as supplemented on March 18, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL EDGE ACTIVE INCOME ETF
Under Principal Risks, add the following risk in alphabetical order:
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Strategy and Risk Table for the Principal EDGE Active Income ETF, add a row for Redemption Risk, in alphabetical order, and designate as “Principal.”
Delete the last paragraph under Convertible Securities, and replace with the following:
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Delete the first sentence under Preferred Securities, and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets.
Add the following paragraphs to the alphabetical list of strategies and risks:
Redemption Risk - Principal
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal Funds, Inc. SAM Portfolios, the Principal Variable Contracts Funds, Inc. SAM Portfolios, and each of their underlying funds, including the Fund. Edge is the Sub-Advisor to the SAM Portfolios and also serves as a Sub-Advisor to the Fund. Principal and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that each manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

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